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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                January 23, 2003
                Date of Report (Date of earliest event reported)


                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                 0-19084                              94-2925073
             (Commission File)            (IRS Employer Identification Number)

                               3975 Freedom Circle
                              Santa Clara, CA 95054
                    (Address of Principal Executive Offices)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)


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

                                TABLE OF CONTENTS

         ITEM 5. OTHER EVENTS

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         SIGNATURE

         EXHIBIT INDEX

         EXHIBIT 99.1

ITEM 5.  OTHER EVENTS

     On January 23, 2003, PMC-Sierra, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit 99.1      Press Release, dated January 23, 2003




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PMC-Sierra, Inc.
                                      (Registrant)


 Date:  January 27, 2003              By:  /s/ Alan Krock
                                           --------------------
                                           Alan Krock
                                           Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX


99.1     Press Release, dated January 23, 2003




                     PMC-SIERRA REPORTS FOURTH QUARTER AND
                         YEAR END 2002 FINANCIAL RESULTS


SANTA CLARA, CA, January 23rd, 2003 - PMC-Sierra, Inc. (NASDAQ: PMCS) today reported net revenues of $52.6 million and a net loss in the fourth quarter of 2002 of $30.5 million or a net loss of $0.18 per share. This compares with a net loss of $9.2 million in the third quarter of 2002 or a net loss of $0.05 per share. Net revenues for the fourth quarter of 2002 decreased 12% compared to the $59.6 million recorded in the third quarter of 2002 but increased 11% when compared to the $ 47.2 million recorded in the fourth quarter of 2001.

For the year ended December 29 2002, net revenues were $218.1 million compared to $322.7 million for the year ended December 30, 2001. For the year ended December 29, 2002 the net loss was $65.0 million or a net loss of $0.38 per share compared with a net loss of $639.1 million or a net loss of $3.80 per share in the prior year.

As announced on January 16, 2003 the Company is undertaking a corporate restructuring that will reduce the company's headcount by 16%. At December 29, 2002 PMC-Sierra had 1,099 employees in its worldwide operations. This restructuring is expected to reduce ongoing annualized operating expenses by an estimated $25 million to $28 million per year. The company will record in each of the first and second quarters of 2003 a charge in the range of $4 million to $8 million for severance costs related to workforce reduction, closure of excess facilities, and impairment of other related assets.

This release contains forward-looking statements including, but not limited to, projections or expectations of the extent to which the restructuring will reduce ongoing operating costs and of the amount and timing of restructuring-related charges. Actual results may vary from PMC-Sierra's projections or expectations for varied reasons, including but not limited to delays in implementing the restructuring or additional restructuring costs, either of which could affect the amount and timing of restructuring-related charges, and management's ability to project accurately cost savings from the restructuring. Other risks of restructurings and of PMC-Sierra's business generally, which may also cause actual results to vary from projected or expected results, are described in PMC-Sierra's reports filed with the Securities and Exchange Commission.

                                PMC-Sierra, Inc.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except for per share amounts)

                                      Three Months Ended (unaudited)
                                      ------------------------------
                                       Dec 29,   Sep 29,    Dec 30,
                                         2002      2002       2001
Net revenues
 Networking                           $ 52,556  $ 59,358  $  42,368
 Non-networking                              -       226      4,789
                                      --------- --------- ----------
 Total                                  52,556    59,584     47,157

Cost of revenues                        24,996    23,229     26,142
                                      --------- --------- ----------
 Gross profit                           27,560    36,355     21,015

Other costs and expenses:
 Research and development               33,085    33,977     41,145
 Marketing, general and
  administrative                        13,827    16,030     18,445
 Amortization of deferred
  stock compensation:
   Research and development                507       453      1,130
   Marketing, general and
    administrative                          18        23      7,480
 Impairment of property and equipment    1,824         -          -
 Restructuring costs and other
  special charges                            -         -    175,286
 Impairment of goodwill and purchased
  intangible assets                          -         -     80,785
 Amortization of goodwill                    -         -      2,392
                                      --------- --------- ----------
Income (loss) from operations          (21,701)  (14,128)  (305,648)

Interest and other income, net             819     1,374      1,690
Gain (loss) on investments             (14,714)       71    (14,992)
                                      --------- --------- ----------
Income (loss) before provision
 for income taxes                      (35,596)  (12,683)  (318,950)

Provision for (recovery of)
 income taxes                           (5,105)   (3,438)   (10,922)
                                      --------- --------- ----------
Net income (loss)                     $(30,491) $ (9,245) $(308,028)
                                      ========= ========= ==========

Net income (loss) per common share
 - basic and diluted                  $  (0.18) $  (0.05) $   (1.82)

Shares used in per share calculation
 - basic and diluted                   170,594   170,525    168,874

                                PMC-Sierra, Inc.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except for per share amounts)

                                               Twelve Months Ended
                                             -----------------------
                                                Dec 29,     Dec 30,
                                                  2002        2001
Net revenues
 Networking                                   $ 212,651   $ 300,173
 Non-networking                                   5,442      22,565
                                             ----------- -----------
 Total                                          218,093     322,738

Cost of revenues                                 89,542     137,262
                                             ----------- -----------
 Gross profit                                   128,551     185,476

Other costs and expenses:
 Research and development                       137,734     201,087
 Marketing, general and administrative           63,419      90,302
 Amortization of deferred
  stock compensation:
   Research and development                       2,645      32,506
   Marketing, general and administrative            168       8,678
 Impairment of property and equipment             1,824           -
 Restructuring costs and other
  special charges                                     -     195,186
 Impairment of goodwill and purchased
  intangible assets                                   -     269,827
 Amortization of goodwill                             -      44,010
                                             ----------- -----------
Income (loss) from operations                   (77,239)   (656,120)

Interest and other income, net                    4,953      13,894
Gain (loss) on investments                      (11,579)    (14,591)
                                             ----------- -----------
Income (loss) before provision
 for income taxes                               (83,865)   (656,817)

Provision for (recovery of) income taxes        (18,858)    (17,763)
                                             ----------- -----------
Net income (loss)                             $ (65,007)  $(639,054)
                                             =========== ===========

Net income (loss) per common share
 - basic and diluted                          $   (0.38)  $   (3.80)

Shares used in per share calculation
 - basic and diluted                            170,107     167,967

                                PMC-Sierra, Inc.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                Dec 29,    Dec 30,
                                                  2002       2001

ASSETS:
Current assets:
  Cash and short-term investments             $ 411,330   $ 410,729
  Restricted cash                                 5,329           -
  Accounts receivable, net                       16,621      16,004
  Inventories, net                               26,420      34,246
  Deferred tax assets                             1,083      14,812
  Prepaid expenses and other current assets      15,499      18,435
                                             ----------- -----------
    Total current assets                        476,282     494,226

Investment in bonds and notes                   148,894     171,025
Other investments and assets                     21,978      68,863
Deposits for wafer fabrication capacity          21,992      21,992
Property and equipment, net                      51,189      89,715
Goodwill and other intangible assets, net         8,381       9,520
                                             ----------- -----------
                                              $ 728,716   $ 855,341
                                             =========== ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
  Accounts payable                            $  24,697   $  21,320
  Accrued liabilities                            53,530      49,348
  Income taxes payable                           21,553      19,742
  Accrued restructuring costs                   129,499     161,198
  Deferred income                                17,982      27,677
  Current portion of obligations under
    capital leases and long-term debt                 -         470
                                             ----------- -----------
    Total current liabilities                   247,261     279,755

3.75% Convertible subordinated notes
  due August 15, 2006                           275,000     275,000
Deferred tax liabilities                          2,764      23,042

PMC special shares convertible into 3,196
  (2001 - 3,373) shares of common stock           5,052       5,317

Stockholders' equity
  Capital stock and additional
    paid in capital                             834,265     824,321
  Deferred stock compensation                    (1,158)     (4,186)
  Accumulated other comprehensive income          3,939      25,492
  Accumulated deficit                          (638,407)   (573,400)
                                             ----------- -----------
    Total stockholders' equity                  198,639     272,227
                                             ----------- -----------
                                              $ 728,716   $ 855,341
                                             =========== ===========


PMC-Sierra Contacts:


Alan Krock
VP Finance & CFO
Tel: 1 408 988 1204
alan krock@pmc-sierra.com

David Climie
Director, Investor Relations
Tel: 1 408 988 8276
david_climie@pmc-sierra.com

Susan Shaw
Manager, Public Relations
Tel: 1 408 988 8515
susan_shaw@pmc-sierra.com
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